3.1

Certificate of Designations of Series A. Convertible Preferred Stock filed with Secretary of Sate of Delaware on June 14, 2007 (Incorporated by reference to Exhibit 3.1 to Form 8-K/A dated June 18. 2007, filed with the Commission on June 25, 2007, Commission File No. 0-27368).

3.2

Certificate of Designations of Series D-2 Convertible Preferred Stock filed with Secretary of State of Delaware on June 14, 2007 (Incorporated by reference to Exhibit 3.4 to Form 8-K/A dated June 18. 2007, filed with the Commission on June 25, 2007, Commission File No. 0-27368).

10.1

Series A Convertible Preferred Stock Purchase Agreement including Series A, M, and M-1 Warrants dated June 18, 2007 (Incorporated by reference to Exhibit 10.3 to Form 8-K/A dated June 18. 2007, filed with the Commission on June 25, 2007, Commission File No. 0-27368).

10.2

Placement Agent Agreement between Ortec International, Inc. and Burnham Hill Partners, a division of Pali Capital Inc., dated June 15, 2007 (Incorporated by reference to Exhibit 10.4 to Form 8-K/A dated June 18. 2007, filed with the Commission on June 25, 2007, Commission File No. 0-27368).

10.3

Cancellation Agreement between Ortec International, Inc. and Ron Lipstein dated June 18, 2007 (Incorporated by reference to Exhibit 10.6 to Form 8-K/A dated June 18. 2007, filed with the Commission on June 25, 2007, Commission File No. 0-27368).

10.4

Cancellation Agreement between Ortec International, Inc. and Steven Katz dated June 18, 2007 (Incorporated by reference to Exhibit 10.7 to Form 8-K/A dated June 18. 2007, filed with the Commission on June 25, 2007, Commission File No. 0-27368).